As filed with the Securities and Exchange Commission on October 4, 2022

Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ___
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
711 High Street, Des Moines, Iowa 50392
(Address of Registrant's Principal Executive Offices)
515-235-9328
(Registrant's Telephone Number, Including Area Code)
Adam U. Shaikh
Assistant Counsel and Assistant Secretary
Principal Variable Contracts Funds, Inc.
The Principal Financial Group
Des Moines, Iowa 50392
(Name and Address of Agent for Service)
Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.
Title of Securities Being Registered: Class 1 Shares, par value $.01 per share.
No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
It is proposed that this filing will become effective on November 3, 2022, pursuant to Rule 488.

Principal Variable Contracts Funds, Inc. 711 High Street, Des Moines, IA 50392 515 247 5111 tel
November __, 2022
Dear Contract Owner:
A Special Meeting of Shareholders (the "Meeting") of the Principal LifeTime 2010 Account, a series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 801 Grand Avenue, Des Moines, Iowa 50392, on December 20, 2022 at 10:00 a.m., Central Time.
At the Meeting, shareholders of the Principal LifeTime 2010 Account (the "Acquired Fund") will be asked to consider and approve a Plan of Acquisition (the "Plan") providing for the reorganization of the Acquired Fund into the Principal LifeTime Strategic Income Account (the "Acquiring Fund"). Each of these Funds is a separate series of PVC.
The Acquired Fund's shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to the Acquired Fund. As a result, you have the right to instruct your insurance company how to vote the shares of the Acquired Fund that represent your contract value. Your insurance company will vote, in accordance with your instructions, the number of Acquired Fund shares that represents that portion of your contract value invested in the Acquired Fund as of October 5, 2022, the record date for the Meeting.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. If approved by Acquired Fund shareholders at the Meeting, the Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on May 1, 2023.
The Board of Directors believes that the Reorganization is in the best interests of shareholders of both Funds. Given the investment glidepath of the Acquired Fund, which is now twelve years past its retirement investment goal year 2010, the strategies and risks of the Acquired Fund are are now substantially identical to those of the Acquiring Fund. Therefore, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
*****

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund to which you had allocated contract value as of October 5, 2022, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the proposals to be voted on at the Meeting.
The PVC Board of Directors has voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for the shares of the Acquired Fund to which you had allocated contract value as of the record date to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then give your voting instructions in one of the following three ways:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available when you call.
By Mail: Complete and sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt by us by December 19, 2022.
We appreciate you taking the time to respond to this important matter. Your vote is important. If you have any questions regarding your Fund's Reorganization, please call our Shareholder Services Department toll-free at 1 (800) 222-5852.
Sincerely,
Kamal Bhatia
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Contract Owners of the Principal LifeTime 2010 Account:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Principal LifeTime 2010 Account ("PLT 2010") (the "Acquired Fund"), a series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 801 Grand Avenue, Des Moines, Iowa 50392, on December 20, 2022 at 10:00 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following Proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such Proposal, as well as any other business that may properly come before the Meeting or any adjournment or postponement thereof.
Proposal:    Approval of a Plan of Acquisition providing for the reorganization of the Principal LifeTime 2010 Account into the Principal LifeTime Strategic Income Account.
The PVC Board of Directors recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus under "Voting Information - Voting rights") of the Acquired Fund.
The Acquired Fund shareholder at the close of business on October 5, 2022, the record date for the Meeting (the "Record Date"), is entitled to receive notice of and to vote at the Meeting and any adjournments or postponements. The Acquired Fund's shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to the Acquired Fund. As a result, you have the right to instruct your insurance company how to vote the shares of the Acquired Fund. Your insurance company will vote, in accordance with your instructions, the number of Acquired Fund shares that represents that portion of your contract value invested in the Acquired Fund as of the Record Date.
Shareholders may change their vote and revoke their proxy at any time before it is voted at the Meeting by following the procedures outlined in the accompanying Proxy Statement/Prospectus under "Voting Information - Voting procedures."
Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Kamal Bhatia
President and Chief Executive Officer
November __, 2022
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
---------------------------------
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 20, 2022
RELATING TO THE REORGANIZATION OF
THE PRINCIPAL LIFETIME 2010 ACCOUNT INTO
THE PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of Principal Variable Contracts Funds, Inc. (“PVC”) to be used at a Special Meeting of Shareholders (the "Meeting") of the Principal LifeTime 2010 Account ("PLT 2010"), a series of PVC, to be held at 801 Grand Avenue, Des Moines, Iowa 50392, on December 20, 2022 at 10:00 a.m., Central Time.
At the Meeting, the shareholders of the PLT 2010 (the "Acquired Fund") will be asked to consider and approve a Plan of Acquisition (the "Plan") providing for the Acquired Fund's reorganization into the Principal LifeTime Strategic Income Account (the "Acquiring Fund" and, with the Acquired Fund, the Funds"). Each of these Funds is a separate series of PVC. PVC is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").
All shares of the Acquired Fund are owned of record by insurance company separate accounts ("Separate Accounts") established to fund benefits under variable annuity contracts and variable life insurance policies (each, a "Contract") issued by such insurance companies (each, an "Insurance Company"). Persons holding Contracts are referred to herein as "Contract Owners."
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. If approved by Acquired Fund shareholders at the Meeting, the Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on May 1, 2023.
Approval of the Reorganization will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined below in this Proxy Statement/Prospectus under "Voting Information - Voting rights") of the Acquired Fund. The shareholders of the Acquired Fund subject to the proposal will vote together and not by class of shares with respect to the Reorganization. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired Fund and the Acquiring Fund. The Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended December 31, 2021. Copies of these reports may be obtained at no charge by calling our Shareholder Services Department toll-free at 1 (800) 222-5852 or online at www.principalfunds.com/prospectuses-pvc.
The Statement of Additional Information dated November __, 2022 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the SEC (File No. 333-____) and is incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus dated May 1, 2022 and as supplemented, and the Statement of Additional Information for PVC dated May 1, 2022 and as supplemented, have been filed with the SEC (File No. 002-35570). Copies of these documents may be obtained without charge by writing to Principal Variable Contracts Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852. You may also call our Shareholder Services Department toll free at 1 (800) 222-5852 if you have any questions regarding your Fund's Reorganization.
PVC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information are available on the SEC’s EDGAR Database on its Internet site at www.sec.gov.
Important Notice Regarding Availability of Proxy Statement/Prospectus for the Shareholders’ Meeting to be Held on December 20, 2022.
This Proxy Statement/Prospectus is available on the Internet at:
www.proxyvote.com
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is November __, 2022.

TABLE OF CONTENTS
Page
INTRODUCTION	4
THE REORGANIZATION	5
PROPOSAL: APPROVAL OF A PLAN OF ACQUISITION PROVIDING FOR THE REORGANIZATION OF THE PRINCIPAL LIFETIME 2010 ACCOUNT INTO THE PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT	6
Comparison of Acquired and Acquiring Funds	6
Comparison of Investment Objectives and Strategies	7
Comparison of Principal Investment Risks	9
Fees and Expenses of the Funds	11
Performance	13
Board Consideration of the Reorganization	15
INFORMATION ABOUT THE REORGANIZATION	16
Plan of Acquisition	16
Description of the Securities to Be Issued	17
Federal Income Tax Consequences	17
CAPITALIZATION	18
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	19
ADDITIONAL INFORMATION ABOUT THE FUNDS	40
Multiple Classes of Shares	40
Intermediary Compensation	40
Dividends and Distributions	40
Pricing of Fund Shares	40
TAX INFORMATION	41
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION	41
ONGOING FEES	42
FREQUENT PURCHASES AND REDEMPTIONS	42
SHAREHOLDER RIGHTS	44
PURCHASE OF FUND SHARES	45
Eligible Purchasers	45
Restricted Transfers	45
SALE OF FUND SHARES	46
PORTFOLIO HOLDINGS INFORMATION	46
VOTING INFORMATION	47
OUTSTANDING SHARES AND SHARE OWNERSHIP	49
FINANCIAL STATEMENTS	50
LEGAL MATTERS	50
OTHER INFORMATION	50
APPENDIX A - Form of Plan of Acquisition	A-1
APPENDIX B - Financial Highlights	B-1

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Variable Contracts Funds, Inc. PVC is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PVC currently offers 38 separate series (the “PVC Accounts”), including the Acquired Fund and the Acquiring Fund. The sponsor of PVC is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PVC Accounts is Principal Global Investors, LLC (“PGI”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life is an insurance company organized in 1879 under the laws of the State of Iowa. Principal Life, PGI, and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Principal Life’s and PGI’s address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392, and PFD’s address is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
Investment Management. Pursuant to an investment advisory agreement with PVC, PGI provides investment advisory services to each PVC Account and is also responsible for, among other things, administering the business and affairs of each PVC Account. PGI is also responsible for selecting, contracting with, compensating, and monitoring the performance of any sub‑advisors that manage the investment of the assets of the PVC Accounts pursuant to sub-advisory agreements. Neither the Acquired Fund nor the Acquiring Fund are sub-advised.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect, wholly-owned subsidiary of PFG.

THE REORGANIZATION
At its meeting held on September 13, 2022, the PVC Board of Directors (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PVC (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the reorganization of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed under “Board Consideration of the Reorganization.”
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be on or about May 1, 2023. Holders of Class 1 shares of the Principal LifeTime 2010 Account will receive Class 1 shares of the Principal LifeTime Strategic Income Account.
The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.
If the shareholders of the Acquired Fund do not approve the Reorganization with respect to the Acquired Fund, then the Reorganization will not be implemented, and the Board may take action as it deems to be in the best interest of the Acquired Fund and its shareholders.
Reorganization of the Principal LifeTime 2010 Account into the
Principal LifeTime Strategic Income Account
The Board recommends that Acquired Fund shareholders vote to approve the Reorganization because the Board believes the Reorganization, which will permit PFI to reduce duplication in its fund offerings by combining two, nearly identical LifeTime funds, will serve the best interests of shareholders of both Funds. Given the investment glidepath of the Acquired Fund, which is now twelve years past its retirement investment goal year 2010, the strategies and risks of the Acquired Fund are now nearly identical to the Acquiring Fund. Therefore, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. Please see "Board Consideration of the Reorganization" below for additional information. If the Reorganization is approved, the portfolio managers of the Acquiring Fund will remain the portfolio managers of the Acquiring Fund post-Reorganization, which are the same portfolio managers of the Acquired Fund. Please see "Approval of a Plan of Acquisition Providing for the Reorganization of the Principal LifeTime 2010 Account into the Principal LifeTime Strategic Income Account" for additional comparison information between the Acquired Fund and the Acquiring Fund, as well as information about the Acquiring Fund post-Reorganization.
Furthermore, in the opinion of legal counsel, no gain or loss should be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Please see “Information About the Reorganization - Federal Income Tax Consequences” for additional information about the federal income tax consequences of the Reorganization.
The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and solicitation costs and audit fees, will be paid by PGI as the advisor to the Acquired Fund. The costs are estimated to be $9,000.

APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF THE
PRINCIPAL LIFETIME 2010 ACCOUNT INTO THE
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
Shareholders of the Principal LifeTime 2010 Account (the “Acquired Fund”) are being asked to approve the Plan, which provides for the reorganization of the Acquired Fund into the Principal LifeTime Strategic Income Account (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to the Acquired Fund and the Acquiring Fund. Given the investment glidepath of the Acquired Fund, which is now twelve years past its retirement investment goal year 2010, the strategies and risks of the Acquired Fund are now substantially identical to those of the Acquiring Fund. The Funds have slightly different objectives in that the Acquired Fund seeks a total return consisting of long-term growth of capital and current income while the Acquiring seeks current income, and as a secondary objective, capital appreciation. The Acquired Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Acquired Fund is a fund of funds and invests in underlying funds of PFI which consist of underlying domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The Acquiring Fund invests according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Acquiring Fund’s asset allocation is designed for investors who are approximately 10 years beyond the normal retirement age of 65. The Acquiring Fund is a fund of funds and invests in underlying funds of PFI. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. In light of the age of 2010 according to its glidepath, the Acquired Fund's strategy has resulted in long-ago changes from prior strategies and is now managed in a substantially identical manner as the Acquiring Fund. The Acquired Fund and Acquiring Fund are each managed by the same team of portfolio managers.

PRINCIPAL LIFETIME 2010 ACCOUNT (Acquired Fund)	PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund)

Approximate Net Assets as of September 30, 2022	Approximate Net Assets as of September 30, 2022

$33,496,717.09	$24,619,549.88

Investment Advisor	Investment Advisor
PGI	PGI

PRINCIPAL LIFETIME 2010 ACCOUNT (Acquired Fund)	PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund)
PGI Portfolio Managers	PGI Portfolio Managers

James W. Fennessey has been with Principal® since 2000. He is a portfolio manager for Principal Global Asset Allocation, a specialized boutique within PGI. Mr. Fennessey earned a bachelor’s degree in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Scott Smith has been with Principal® since 1999. He earned a bachelor’s degree in Finance from Iowa State University.
Randy L. Welch has been with Principal® since 1989. As Managing Director, Portfolio Manager at Principal Global Asset Allocation, a specialized boutique within PGI, he is responsible for overseeing the Strategic Asset Allocation Team. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. He earned a bachelor’s degree in Business/Finance from Grand View College and an M.B.A. from Drake University.

James W. Fennessey has been with Principal® since 2000. He is a portfolio manager for Principal Global Asset Allocation, a specialized boutique within PGI. Mr. Fennessey earned a bachelor’s degree in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Scott Smith has been with Principal® since 1999. He earned a bachelor’s degree in Finance from Iowa State University.
Randy L. Welch has been with Principal® since 1989. As Managing Director, Portfolio Manager at Principal Global Asset Allocation, a specialized boutique within PGI, he is responsible for overseeing the Strategic Asset Allocation Team. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. He earned a bachelor’s degree in Business/Finance from Grand View College and an M.B.A. from Drake University.

Comparison of Investment Objectives and Strategies

PRINCIPAL LIFETIME 2010 ACCOUNT (Acquired Fund)	PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund)

Investment Objective	Investment Objective
The Fund seeks a total return consisting of long-term growth of capital and current income.	The Fund seeks current income, and as a secondary objective, capital appreciation.

Principal Investment Strategies	Principal Investment Strategies
The Fund operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Fund’s name. The Fund is a fund of funds and invests in underlying funds of Principal Funds, Inc. (“PFI”) and of Principal Variable Contracts Funds, Inc. (“PVC”). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The asset class diversification of the Fund is designed to moderate overall price volatility. The Fund may add, remove, or substitute underlying funds at any time.
The Fund is managed with strategic or long-term asset class targets and target ranges. There is a rebalancing strategy that aligns with the target weights to identify asset classes that are either overweight or underweight. The Fund may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances.
In selecting underlying funds and target weights, the Fund considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies, securitized products, U.S. government and U.S. government-sponsored securities, and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards in order to gain exposure to a variety of securities or asset classes or attempt to reduce risk.
The Fund’s asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. Approximately 10 years after its target year, the Fund’s underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Fund shareholders. It is expected that at the target date in the Fund’s name, the shareholder will begin gradually withdrawing the account’s value.

The Fund invests according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Fund’s asset allocation is designed for investors who are approximately 10 years beyond the normal retirement age of 65. The Fund is a fund of funds and invests in underlying funds of Principal Funds, Inc. (“PFI”) and of Principal Variable Contracts Funds, Inc. (“PVC”). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The diversification of the Fund is designed to moderate overall price volatility. The Fund may add, remove, or substitute underlying funds at any time.
The Fund is managed with strategic or long-term asset class targets and target ranges. There is a rebalancing strategy that aligns with the target weights to identify asset classes that are either overweight or underweight. The Fund may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Fund or changes in market forces or Fund circumstances.
In selecting underlying funds and target weights, the Fund considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Fund must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies, securitized products, U.S. government and U.S. government-sponsored securities, and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards in order to gain exposure to a variety of securities or asset classes or attempt to reduce risk.

PRINCIPAL LIFETIME 2010 ACCOUNT (Acquired Fund)	PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund)

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities lending agent (e.g., a bank or trust company) who arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in the Principal Funds, Inc. Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. The collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process, the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower, and credit, legal, counterparty and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include “payments in lieu of dividends,” which the Funds anticipate they will receive in securities lending transactions.
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."

Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About Investment Strategies and Risks,” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired Fund and the Acquiring Fund.
Principal Risks Applicable to Both Funds:
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Principal Risks of Investing in a Fund of Funds
Fund of Funds Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies (for example, other mutual funds or exchange-traded funds) in which the Fund invests (“underlying funds”). The Fund’s selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund’s performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
Principal Risks due to the Fund’s Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit vent occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

•Forward Contracts, Futures and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future or swap; possible lack of a liquid secondary market for a forward contract, future or swap and the resulting inability to close a forward contract, future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
•Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Redemption and Large Transaction Risk. Ownership of the fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.
Additional Principal Risks of Investing in the Acquired Fund:
There are no additional principal risks of investing in the Acquired Fund that are not included above in "Principal Risks Applicable to Both Funds."
Additional Principal Risks of Investing in the Acquiring Fund:
There are no additional principal risks of investing in the Acquiring Fund that are not included above in "Principal Risks Applicable to Both Funds."
Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2021; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2021; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2021, assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2021.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired Fund's and Acquiring Fund's performance.
Holders of Class 1 shares of the Principal LifeTime 2010 Account will receive Class 1 shares of the Principal LifeTime Strategic Income Account.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

(a) PRINCIPAL LIFETIME 2010 ACCOUNT (Acquired Fund)
Class	Management Fees	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Fund Operating Expenses
1	—%	0.02%	0.52%	0.54%

(b) PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund)
Class	Management Fees	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Fund Operating Expenses
1	—%	0.02%	0.50%	0.52%

(c) PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund) (Pro forma assuming Reorganization)
Class	Management Fees	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Fund Operating Expenses
1	—%	0.01%	0.50%	0.51%

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund and the Acquiring Fund. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. If separate account expenses and contract level expenses were included, expenses would be higher. The examples should not be considered a representation of future expense of the Acquired Fund or the Acquiring Fund. Actual expense may be greater or less than those shown.

(a) PRINCIPAL LIFETIME 2010 ACCOUNT (Acquired Fund)
Assumes redemption at the end of the periods listed:
	1 year	3 years	5 years	10 years
Class 1	$55	$173	$302	$677

(b) PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund)
Assumes redemption at the end of the periods listed:
	1 year	3 years	5 years	10 years
Class 1	$53	$167	$291	$653

(c) PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund) (Pro forma assuming Reorganization)
Assumes redemption at the end of the periods listed:
	1 year	3 years	5 years	10 years
Class 1	$52	$164	$285	$640
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction fees. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 26.4% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 35.6%
Investment Management Fees
The management fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended December 31, 2021:

Principal LifeTime 2010 Account (Acquired Fund)
0.00%

Principal LifeTime Strategic Income Account (Acquiring Fund)
0.00%
Availability of the discussions regarding the basis for the Board of Directors' approval of the management agreement is as follows:

Account	Annual Report to Shareholders for the period ending December 31, 2021
Principal LifeTime 2010 (Acquired Fund)	X
Principal LifeTime Strategic Income (Acquiring Fund)	X

Performance
The following information provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1 (800) 222-5852.
The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Fund) compare with those of one or more broad measures of market performance. Performance figures for the Fund do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Fund would be lower if such expenses were included.
Calendar Year Total Return (%) as of December 31 Each Year
Principal LifeTime 2010 Account (Acquired

Highest return for a quarter during the period of the bar chart above:	Q2 2020	10.11%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(7.69)%
Year-to-date return:	Q3 2022	(16.81)%
Average Annual Total Returns For the periods ended December 31, 2021

	1 Year	5 Years	10 Years
Principal LifeTime 2010 Account - Class 1	5.94%	7.60%	6.89%
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)	6.55%	7.36%	6.55%

Calendar Year Total Return (%) as of December 31 Each Year
Principal LifeTime Strategic Income Account (Acquiring Fund)
The following information provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1 (800) 222-5852.
The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Fund) compare with those of one or more broad measures of market performance. Performance figures for the Fund do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Fund would be lower if such expenses were included.

Highest return for a quarter during the period of the bar chart above:	Q2 2020	8.47%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(5.87)%
Year-to-date return:	Q3 2022	(16.78)%
Average Annual Total Returns For the periods ended December 31, 2021

	1 Year	5 Years	10 Years
Principal LifeTime Strategic Income Account - Class 1	4.53%	6.47%	5.52%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)	5.11%	6.52%	5.58%

Board Consideration of the Reorganization
At its September 12–13, 2022 meeting, the PVC Board of Directors considered information presented by PGI. The Board evaluated such information as it deemed necessary to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:
•the Funds’ similar investment objectives, principal investment strategies, risks and portfolio compositions and identical fundamental investment restrictions;
•the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratios of the Acquiring Fund following the Reorganization;
•the estimated costs of the Reorganization, including audit and proxy-related costs, and that such costs will be borne by PGI;
•the estimated trading costs, if any, associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
•the Funds’ identical portfolio management teams;
•information regarding the Funds' investment performance and risk-return profiles;
•the direct or indirect federal income tax consequences of the Reorganization and their expected impact on Contract Owners of the insurance separate accounts that own the Acquired Fund shares;
•any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;
•the absence of any material differences in the rights of shareholders of the Funds;
•the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;
•the terms and conditions of the Plan; and
•possible alternatives to the Reorganization, including liquidation of the Acquired Fund.
The Board determined that it was in the best interests of existing shareholders and recommends that Acquired Fund shareholders vote to approve the Reorganization for the following, among other, reasons:
•the Acquired Fund’s prospectus discloses that approximately 10 years after its target year (2010), the Acquired Fund’s underlying allocation is expected to match that of the Acquiring Fund and that the Acquired Fund may be combined with Acquiring Fund, so long as the Board determines that such combination is in the best interests of Acquired Fund shareholders;
•the Acquired Fund and the Acquiring Fund have similar principal investment strategies and risks, identical fundamental investment restrictions and identical portfolio management teams;
•the Acquired Fund and Acquiring Fund currently have and are expected to continue to have the same underlying portfolio target allocations;
•the post-Reorganization expense ratio for each share class of the Acquiring Fund is expected to be lower than the pre-Reorganization expense ratio for the corresponding share class of the Acquired Fund;
•neither the Acquiring Fund (pre- or post-Reorganization) or Acquired Fund charge a management fee;
•the Reorganization is expected to be effected through an in-kind transfer of the assets held by the Acquired Fund to the Acquiring Fund, resulting in negligible transition costs associated with the Reorganization;
•the Funds will receive at closing an opinion of legal counsel that the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss should be recognized as a result of the Reorganization by the Acquired Fund or Acquiring Fund shareholders; and
•PGI, as investment advisor to the Acquired Fund, will pay all direct expenses and out-of-pocket fees, including audit and proxy-related costs, incurred in connection with the Reorganization.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be May 1, 2023, or such earlier or later date as Fund management may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then-current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Class 1 shares of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be terminated in accordance with applicable law.
The Plan may be amended by the Board, except that after approval by the shareholders of the Acquired Fund, no amendment may be made that, in the opinion of the Board, would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.
Under the Plan, PGI will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization which will be approximately $9,000.
If the Plan is not approved for any reason, the Acquired Fund will continue to operate as a series of PVC, and PVC's Board may take any further action, such as re-soliciting shareholders to approve the Reorganization or liquidating the Acquired Fund, as it deems to be in the best interests of the Acquired Fund and its shareholders.

Description of the Securities to Be Issued
PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired and the Acquiring Funds are each a separate series of PVC, and the Class 1 shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders that the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a significant portion of the Acquired Fund’s assets in its business, will continue the Acquired Fund’s historic business, and can hold 100% of Acquired Fund's assets, the combination of the Acquired Fund into the Acquiring Fund should exhibit a continuity of business enterprise. Therefore, the combination should be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss should be recognized by the Acquired Fund or its shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund should equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares should include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of December 31, 2021, the Acquired Fund had no capital loss carryforwards.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, may declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains or losses on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

CAPITALIZATION
The following tables show as of August 31, 2022: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of August 31, 2022, the Acquired Fund had one outstanding class of shares; Class 1. As of August 31, 2022, the Acquiring Fund had one outstanding class of shares; Class 1.
Given both the Acquired Fund and the Acquiring Fund are fund of funds, the Reorganization would involve an in-kind transfer of all the shares of the underlying funds. As a result, management expects there to be no transition costs.
PGI, investment advisor to the Funds, will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization which is estimated to be approximately $9,000.

PRINCIPAL LIFETIME 2010 ACCOUNT (Acquired Fund)
	Net Assets	Net Asset Value	Shares
	(000s)	Per Share	(000s)
Class 1	$35,558	$11.82	3,009
	$35,558		3,009

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund)
	Net Assets	Net Asset Value	Shares
	(000s)	Per Share	(000s)
Class 1	$26,364	$11.13	2,368
	$26,364		2,368

Increase in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund.
Class 1			186
			186

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT (Acquiring Fund) (pro forma assuming Reorganization)
	Net Assets	Net Asset Value	Shares
	(000s)	Per Share	(000s)
Class 1	$61,922	$11.13	5,563
	$61,922		5,563

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Registrant’s Statement of Additional Information (“SAI”), the Registrant’s Board (the “Board”) may change any Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Investors should consider the risks of a Fund before making an investment; it is possible to lose money by investing in a Fund.
Active Management
The performance of a fund that is actively managed (including hybrid funds or passively-managed funds that use a sampling approach that includes some actively-managed components) will reflect in part the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund’s investment objective. Actively-managed funds may invest differently from the benchmark against which the Fund’s performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, a range of economic, political and financial factors, the balance between supply and demand for certain asset classes, the credit quality of individual issuers, the fundamental strengths of corporate and municipal issuers, and other general market conditions.
Models, which may assist portfolio managers and analysts in formulating their securities trading and allocation decisions by providing investment and risk management insights, may also expose a fund to risks. Models may be predictive in nature, which models depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the fund to achieve its investment objective. In addition, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
An active fund’s investment performance depends upon the successful allocation of the fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund’s investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty fully investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Passive Management (Index Funds)
Some funds (including index funds, hybrid funds that include a passive component, and “buffer” funds that seek returns based on an index) use a passive, or indexing, investment approach. Funds that are pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Some index funds attempt to fully replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, other index funds may use a “sampling” approach and may not be invested in the less heavily weighted securities held by the index. Some index funds may invest in index futures, swaps, and/or exchange-traded funds on a daily basis in an effort to minimize tracking error relative to the benchmark.
It is unlikely that an index fund’s performance will perfectly correlate with the performance of the fund’s relevant index. An index fund’s ability to match the performance of its index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.
The providers of the Funds' respective underlying indexes do not provide any warranty or accept any liability for the quality, accuracy or completeness of any index or its related data. Those managing an index fund’s investments manage such fund consistently with the underlying index provided by the index provider and do not provide any warranty or guarantee against the index provider’s or its agent’s errors. Errors in the quality, accuracy and completeness of the data used to compile an underlying index may occur and may not be identified and corrected in a timely manner, or at all. Such errors may negatively or positively impact the performance of a fund.
Unusual market conditions may cause an index provider to postpone a scheduled rebalance, which could cause a fund’s underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance, particularly in a time of market volatility, could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions. Apart from scheduled rebalances, an index provider may carry out additional index rebalances due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents. When an index is rebalanced and an index fund in turn rebalances its portfolio, such fund and its shareholders bear any related transaction costs and market exposure.
Cash Management
Funds may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. A Fund may hold uninvested cash; invest it in cash equivalents such as money market funds; lend it to other Funds pursuant to the Funds' interfund lending facility; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. For example, to attempt to provide returns similar to its benchmark, a Fund (regardless of how it designates usage of derivatives and investment companies in the table below) may invest uninvested cash in derivatives, such as stock index futures contracts, or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs. In selecting such investments, the Advisor may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for the Fund.
Liquidity
The Funds have established a liquidity risk management program as required by the SEC’s Liquidity Rule. Under the program, PGI assesses, manages, and periodically reviews each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As part of the program, PGI classifies each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a fund’s portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Additionally, U.S. and world economies, as well as markets (or certain market sectors), may experience greater volatility in response to the occurrence of natural or man-made disasters and geopolitical events, such as war, acts of terrorism, pandemics, military actions, trade disputes, or political instability. Moreover, if a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market.
Recent events are impacting the securities markets. Russia's invasion of Ukraine in 2022 has resulted in sanctions being levied by the United States, European Union and other countries against Russia. Russia's military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions could be substantial.
Other recent market disruption events include the pandemic spread of the novel coronavirus designated as COVID-19. The transmission of COVID-19 and efforts to contain its spread resulted in border closings and other travel restrictions and disruptions, disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations and reductions, significant challenges in the healthcare industry, and quarantines. As experienced with the COVID-19 pandemic, health crises may exacerbate other pre-existing political, social, economic, market and financial risks and negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant ways.
Market disruption events could also impair the information technology and other operational systems upon which a fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

The impact of current and future market disruption events may last for an extended period of time and could result in a substantial economic downturn or recession. Such events could have significant adverse direct or indirect effects on the funds and their investments, and may result in a fund’s inability to achieve its investment objectives, cause funds to experience significant redemptions, cause the postponement of reconstitution/rebalance dates of passive funds’ underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund. You should also review this Prospectus and the Statement of Additional Information to understand each fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a fund may satisfy redemption requests in-kind.
Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities lending agent (e.g., a bank or trust company) who arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in the Principal Funds, Inc. Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. The collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process, the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower, and credit, legal, counterparty and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include “payments in lieu of dividends,” which the Funds anticipate they will receive in securities lending transactions.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal (meaning they are relevant to a Fund but to a lesser degree than those designated as principal), or not applicable for each Fund. The risks described below for each Fund that operates as a fund of funds (as identified in the table) include risks at both the fund of funds level and underlying funds level. Each Fund is also subject to the risks of any underlying funds in which it invests.
The SAI contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME 2010	PRINCIPAL LIFETIME STRATEGIC INCOME
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal
Commodity-Related Investments	Non-Principal	Non-Principal
Contingent Convertible Securities (“CoCos”)	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal
Counterparty Risk	Principal	Principal
Derivatives	Principal	Principal
Emerging Markets	Non-Principal	Non-Principal
Equity Securities	Principal	Principal
• Growth Style	Principal	Principal
• Smaller Companies	Non-Principal	Non-Principal
• Value Style	Principal	Principal
Fixed-Income Securities	Principal	Principal
Foreign Currency	Principal	Principal
Foreign Securities	Principal	Principal
Fund of Funds	Principal	Principal
Hedging	Non-Principal	Non-Principal
High Portfolio Turnover	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Non-Principal
Investment Company Securities	Principal	Principal
Leverage	Non-Principal	Non-Principal
Master Limited Partnerships (“MLPs”)	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal
Portfolio Duration	Principal	Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts (“REITs”)	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Redemption and Large Transaction Risk	Principal	Principal
Securitized Products	Principal	Principal
Short Sales	Non-Principal	Non-Principal
U.S. Government and U.S. Government-Sponsored Securities	Principal	Principal

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are secured by specific collateral, and have a claim on the Borrower’s assets and/or stock that is senior to that held by the Borrower’s unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. The Funds may purchase bank loans that are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. Bank loan interests may not be considered “securities,” and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause a fund to be unable to realize full value and thus cause a material decline in a fund’s net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London InterBank Offered Rate (LIBOR), the Secured Overnight Financing Rate (SOFR), a similar reference rate, or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.
Commodity-Related Investments
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international, and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Contingent Convertible Securities (“CoCos”)
Contingent convertible securities (“CoCos”) are hybrid debt securities intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:
•The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer’s control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.
•CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.
•CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated.
•The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Moreover, the performance of CoCos may be correlated with one another and as a result negative information of one issuer may cause decline in the value of CoCos of many other issuers.
Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may result in the fund’s complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade (sometimes referred to as “junk”). Many convertible securities are relatively illiquid.

Counterparty Risk
Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund. In addition, a fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:
•increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;
•the inability of those managing investments of the fund to correctly predict the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;
•losses caused by unanticipated market movements, which may be substantially greater than a fund’s initial investment and are potentially unlimited;
•the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;
•the possibility that the counterparty may fail to perform its obligations; and
•the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Fund are listed in its Fund Summary.
•Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.
•Credit Default Swap Agreements may be entered into by a fund as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
•Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

•Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets.
•These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.
•Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
Emerging Markets
The Funds consider a security to be tied economically to an emerging market (an “emerging market security”) if the issuer of the security has its principal place of business or principal office in an emerging market, has its principal securities trading market in an emerging market, or derives a majority of its revenue from emerging markets.
Usually, the term “emerging market” (also called a “developing market”) means any market that is considered to be an emerging market by the international financial community (such as markets tied to securities included in the MSCI Emerging Markets Index or Bloomberg Emerging Markets USD Aggregate Bond Index). Emerging markets generally exclude the U.S., Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies in emerging markets are subject to higher risks than investments in companies in more developed markets. These risks include:
•increased social, political, and economic instability;
•a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;
•lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•relatively new capital market structure or market-oriented economy;
•the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing markets have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those markets.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing markets. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors, including instances of fraud in emerging markets. For example, in certain emerging markets, there are significant legal obstacles to obtaining information needed for investigations or litigation. Similar limitations apply to the pursuit of actions against individuals, including officers, who may have engaged in fraud or wrongdoing. In addition, local authorities often are constrained in their ability to assist U.S. authorities and overseas investors more generally. There are also legal or other obstacles to seeking access to funds in a foreign country.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company’s outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies (for example, for an index fund that uses a replication strategy), a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Style
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.

Smaller Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Style
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock’s intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, asset- and mortgage-backed securities, and municipal, agency, and U.S. government securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from a low interest rate environment may lead to heightened volatility and redemptions alongside reduced liquidity and dealer market-making capacity in fixed income markets. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund’s income. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

The United Kingdom’s Financial Conduct Authority, which regulates the London Inter-bank Offered Rate (“LIBOR”), no longer publishes non-U.S. dollar LIBOR, 1-week U.S. dollar LIBOR, or 2-month U.S. dollar LIBOR rates as of December 31, 2021. The remaining, most widely used U.S. dollar LIBOR rates will no longer be published after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of a replacement rate and, as a result, the potential effect of a transition away from LIBOR on a fund or certain of its investments cannot be determined. LIBOR’s discontinuation and replacement could lead to short-term and long-term uncertainty, market instability, and adverse impacts to newly issued and existing financial instruments that reference LIBOR. While some instruments may contemplate the discontinuation of LIBOR by providing for an alternative rate-setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, LIBOR’s discontinuation or replacement may affect the value, liquidity, or return on certain Fund investments and may result in costs in connection with closing out positions and entering into new trades. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
The U.S. Federal Reserve, along with a steering committee comprised of large U.S. financial institutions known as the Alternative Reference Rates Committee, intends to replace U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Bank working groups and regulators in other countries have suggested other alternatives for their markets.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Additionally, a Fund’s investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.
Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Funds consider a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.
There may be less publicly available information about foreign companies than U.S. companies, and information about foreign securities in which the Funds invest may be less reliable or complete. Foreign companies, including those listed on U.S. securities exchanges, may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. For example, the Chinese government has taken positions that prevent the Public Company Accounting Oversight Board from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. In addition, securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund’s investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund’s portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
A fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a fund expects to recover withholding taxes, the net asset value of a fund generally includes accruals for such tax refunds. If the likelihood of recovery materially decreases, accruals in the fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the fund’s net asset value. Shareholders in the fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a fund receives a tax refund that has not been previously accrued, shareholders in the fund at the time of the successful recovery will benefit from the resulting increase in the fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the fund’s net asset value.
If a fund’s portfolio invests significantly in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not as heavily invested in that region. For example, with respect to funds that invest significantly in China or the EU:
•Investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards, as described above; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the funds.
•Funds that invest in the United Kingdom (the “UK”) face risks related to the UK's departure from the EU, commonly known as “Brexit.” Brexit has resulted in significant uncertainties and instability in the financial markets, and considerable uncertainty remains related to the potential consequences associated with the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the UK's exit will increase the likelihood of other countries also departing the EU. Brexit may have significant political and financial consequences in the UK, as well as in European markets and the broader global economy, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally.

Fund of Funds
The performance and risks of a fund of funds directly correspond to the performance and risks of the underlying funds in which the fund invests.
As of December 31, 2021, the Acquired Fund's and the Acquiring Fund's Account assets were allocated among the underlying funds as identified in the tables below.

Underlying Fund	Principal LifeTime 2010 Account (Acquired Fund)	Principal LifeTime Strategic Income Account (Acquiring Fund)
Blue Chip Fund	4.1%	3.9%
Core Fixed Income Fund	31.6%	31.5%
Diversified International Fund	6.7%	6.5%
Diversified Real Asset Fund	2.3%	2.4%
Equity Income Fund	3.8%	3.7%
High Income Fund	7.1%	7.1%
Inflation Protection Fund	6.1%	6.1%
International Small Company Fund	1.2%	1.2%
LargeCap Growth Fund I	3.9%	3.8%
LargeCap S&P 500 Index Fund	2.5%	2.8%
LargeCap Value Fund III	3.8%	3.8%
MidCap Fund	1.9%	2.1%
MidCap Value Fund I	2.0%	2.1%
Origin Emerging Markets Fund	1.6%	1.7%
Overseas Fund	2.8%	2.8%
Short-Term Income Fund	16.7%	16.7%
SmallCap Growth Fund I	0.9%	0.8%
SmallCap Value Fund II	1.0%	1.0%
Total	100.0%	100.0%
A fund of funds indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the underlying funds. Generally, if an underlying fund offers multiple classes of shares for investment by funds of funds, the Funds will purchase shares of the class with the lowest expense ratio (expressed as a percent of average net assets on an annualized basis) at the time of purchase.
If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing a fund targeting an earlier date represents a more conservative choice; choosing a fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.
Funds of funds can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until those managing the investments of the fund determine that it is appropriate to dispose of them.
Management of funds of funds entails potential conflicts of interest: a fund of fund may invest in affiliated underlying funds; and those who manage the fund’s investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund of fund assets to underlying funds from which they receive higher fees.

Hedging
Hedging is a strategy that can be used to attempt to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund’s investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund’s investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund’s investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund), and may lower the fund’s performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the “total return” line in the Financial Highlights section reflects portfolio turnover costs.
High Yield Securities
Below investment grade securities are fixed income securities that are rated at the time of purchase Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P Global”) (if the security has been rated by only one of those agencies, that rating will determine if the security is below investment grade; if the security has not been rated by either of those agencies, those managing investments of a Fund will determine whether the security is of a quality comparable to those rated below investment grade).
Below investment grade securities are sometimes referred to as high yield or “junk bonds” and are considered speculative, particularly with respect to the issuer’s continuing ability to meet principal and interest payments. Such securities could be in default at time of purchase. Each fund of funds may invest in underlying funds that may invest in such securities.
Investing in high yield securities involves special risks in addition to those associated with investing in investment grade securities:
•High yield securities may be less liquid than investment grade securities.
•The secondary market on which high yield securities are traded may be less liquid, which may reduce the price of the security and adversely affect and cause large fluctuations in the daily price of the Fund’s shares.
•Analysis of the creditworthiness of issuers of high yield securities is more complex. To the extent a Fund invests in high yield securities, its ability to meet its objective may be more dependent on such credit analyses.
•High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions. Although high yield securities prices tend to be less sensitive to interest rate changes than those of investment grade securities, they tend to be more sensitive to adverse economic downturns or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield securities, especially in a thinly traded market.

•If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery.
•If an issuer of high yield securities undergoes a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. Moreover, to the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the Fund’s detriment (such as distributing cash to equity holders, incurring additional indebtedness, and disposing of assets), the underlying value of the high yield security may decline.
The use of credit ratings for evaluating high yield securities also involves certain risks. For example, credit ratings reflect the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund’s investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired.
Master Limited Partnerships (“MLPs”)
An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.

MLPs tend to pay relatively higher distributions than other types of companies. The amount of cash that an MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Certain benefits derived from investment in MLPs depend largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate the Fund’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your tax returns. In some circumstances the Fund may need to send you a corrected Form 1099, which could require you to amend your tax returns. For example, if the Fund keeps MLP investments until the basis (generally the price paid for the units, as adjusted downwards with each distribution and allocation of deductions and losses, and upwards with each allocation of taxable income and gain) is zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099.
If, as a result of a change in current law or a change in an MLP’s business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund's adjusted tax basis in the interests of the MLP will be reduced, which may increase the fund's tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority; generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
AMT-subject bonds are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”). See “Tax Considerations” for a discussion of the tax consequences of investing in the fund.
Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.
Portfolio Duration
Average duration is a mathematical calculation of the average life of a bond (or for a bond fund, the average life of the fund’s underlying bonds, weighted by the percentage of the fund’s assets that each represents) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Preferred Securities
Preferred securities include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed rate or adjustable rate distributions and generally have a payment “preference” over common stock, but are junior to the issuer’s senior debt in a liquidation of the issuer’s assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders’ claims on assets in a corporate liquidation.
Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts (“REITs”)
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption and Large Transaction Risk
Ownership of a fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause a fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products
Securitized products are fixed income instruments that represent interests in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s).
A fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.
The specific securitized products that are principal strategies of each Fund are listed in its Fund Summary.
•Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. MBS are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans may be prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

•Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests influences the interest rate, credit and prepayment risks. Many of the loans related to CMBS do not allow voluntary prepayment, which can help mitigate or eliminate prepayment risk.
•Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, company loans, truck and auto loans, student loans, leases and credit card receivables. ABS entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.
Short Sales
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution) with the hope of purchasing the same security at a later date at a lower price. A fund may also take a short position in a derivative instrument, such as a future, forward or swap. If the market price of the security or derivatives increases, the fund will suffer a (potentially unlimited) loss when it replaces the security or derivative at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to post collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.
Certain funds may also invest the proceeds received from short selling securities, which creates additional leverage. Using such leverage allows the fund to use the proceeds to purchase additional securities, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. Leverage also magnifies the volatility of changes in the value of the fund’s portfolio. The effect of the use of leverage by the fund in a market that moves adversely to its investments could result in substantial losses to the fund, which would be greater than if the fund were not leveraged. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.
The short sale proceeds utilized by a fund to leverage investments are collateralized by all or a portion of such fund’s portfolio. Accordingly, a fund may pledge securities in order to effect short sales, utilize short sale proceeds or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the fund’s margin accounts decline in value, the fund could be subject to a “margin call”, pursuant to which the fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of all or a portion of the pledged securities to compensate for the decline in value. The banks and dealers that provide leverage to the fund have discretion to change the fund’s margin requirements at any time. Changes by counterparties in the foregoing may result in large margin calls, loss of leverage and forced liquidations of positions at disadvantageous prices. The utilization of short sale proceeds for leverage will cause the fund to be subject to higher transaction fees and other costs.
U.S. Government and U.S. Government-Sponsored Securities
U.S. Government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.
Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. Government.

There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The PVC Board of Directors has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired Fund and the Acquiring Fund offer Class 1 shares as of the anticipated date of the Reorganization. Additional share classes may be offered in the future by the Acquiring Fund.
Intermediary Compensation
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Fund or share class of the Fund over another Fund or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary’s website for more information.
Dividends and Distributions
The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds make dividends and capital gain distributions at least annually, in September. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution.
To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. You may request a copy of all such notices, free of charge, by telephoning 1 (800) 222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after we receive the order in proper form.
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
The Funds' NAV is calculated by:
•    taking the current market value of the total assets of the Fund
•    subtracting liabilities of the Fund
•    dividing the remainder proportionately into the classes of the Fund
•    subtracting the liability of each class
•    dividing the remainder by the total number of shares outstanding for that class.

With respect to any portion of a Fund's assets invested in other registered investment companies, that portion of the Fund's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
Notes:
•If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Board. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.
•The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
•Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Manager expects the securities may be sold.
TAX INFORMATION
The Acquiring Fund intends to comply with applicable variable asset diversification regulations. If the Acquiring Fund fails to comply with such regulations, contracts invested in the Acquiring Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING
INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees. Principal Funds Distributor, Inc. (“PFD” or the “Distributor”) is the distributor for the shares of the Funds. PFD is an affiliate of Principal Life Insurance Company, a subsidiary of Principal Financial Group, Inc., and a member of Principal®.
Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Fund pays to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Funds for the financial intermediary’s personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions (“ticket”) charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI).
Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.
The payments described in this Prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Fund or share class over another Fund or share class. Ask your Financial Professional or visit your financial intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your financial intermediary may charge you additional fees other than those disclosed in this Prospectus. Ask your Financial Professional about any fees and commissions they charge.
ONGOING FEES
Ongoing fees reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the PVC Funds.
Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:
•Management Fee - Through the Management Agreement with the Fund, PGI has agreed to provide investment advisory services and corporate administrative services to the Fund.
•Other Expenses - A portion of expenses that are allocated to all classes of the Fund.
•Acquired Fund Fees and Expenses — Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:
•Disrupt the management of the Funds by:
◦forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds and
◦causing unplanned portfolio turnover;

•Hurt the portfolio performance of the Funds; and
•Increase expenses of the Funds due to:
◦increased broker-dealer commissions and
◦increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds invest could flow through to the funds of funds as they would for any fund shareholder.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the Funds.
As each Fund is only available through variable annuity or variable life contracts or to qualified retirement plans, the Funds must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans (“intermediary”), to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. As such, the Funds’ transfer agent also employs transaction monitoring that management believes is reasonably likely to assist in identifying and preventing excessive trading in Fund shares. When an intermediary or the Funds’ transfer agent identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary or the Funds’ transfer agent is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.
If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:
•Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
•Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
•Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
•Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•Taking such other action as directed by the Fund.
The Board has found the imposition of a redemption fee with respect to redemptions from Class 1 shares of the Funds is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available.
In order to prevent excessive trading, the Funds have reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

SHAREHOLDER RIGHTS
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PVC may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PVC also provide that PVC does not need to hold an annual meeting of shareholders except as required by law or as determined by the Board. Accordingly, PVC intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852.
Principal Life votes each Fund’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from Contract Owners regardless of the number of Contract Owners who provide such instructions. A potential effect of this proportional voting is that a small number of Contract Owners may determine the outcome of a shareholder vote if only a small number of Contract Owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

PURCHASE OF FUND SHARES
The Reorganization will not result in any material change in the purchase procedures followed with respect to the distribution of shares.
PVC offers funds in three share classes: 1, 2 and 3. Funds available in multiple share classes have the same investments, but differing expenses.
Shares are purchased from the Funds' Distributor on any business day (normally any day when the NYSE is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering a Fund. There are no sales charges on shares of the Funds; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.
The Funds, at their discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by PVC’s Board of Directors. Each Fund will value securities used to purchase its shares using the same method the Registrant uses to value its portfolio securities as described in this Proxy Statement/Prospectus.
Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.
Note:    No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Proxy Statement/Prospectus. Information or representations not contained in this Proxy Statement/Prospectus may not be relied upon as having been provided or made by PVC, a Fund, PGI, any sub-advisor, or PFD.
Eligible Purchasers
Only certain eligible purchasers may buy shares of the Funds. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, and 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Fund shares only in their capacities as trustees or managers and not for their personal accounts. The Board reserves the right to broaden or limit the designation of eligible purchaser.
Each Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Funds at the same time. Although neither Principal Life nor the Registrant currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of a Fund, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Fund shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.
PGI may recommend to the Board, and the Board may elect, to close certain Funds or share classes to new investors or close certain Funds or share classes to new and existing investors.
Restricted Transfers
Shares of each of the Funds may be transferred to an eligible purchaser. However, if a Fund is requested to transfer shares to other than an eligible purchaser, the Fund has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Fund must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

SALE OF FUND SHARES
The Reorganization will not result in any material change in the redemption procedures followed with respect to the distribution of shares.
Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.
Each Fund sells its shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.
Sale proceeds are generally sent the following business day after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.
If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.
In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.
Distributions in Kind. The Registrant may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method the Registrant uses to value its portfolio securities as described in this Prospectus.
Under normal circumstances, each Fund expects to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. No Fund can borrow under the bank line-of-credit while also a lender under the interfund lending facility. Each Fund may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
The agreement for the above-mentioned line of credit is with The Bank of New York Mellon and is syndicated.
PORTFOLIO HOLDINGS INFORMATION
A description of PVC's policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PVC's Statement of Additional Information.

VOTING INFORMATION
Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to shareholders in connection with the solicitation of proxies on behalf of the Board to be used at the Meeting. If you complete and return the enclosed voting instruction card, your insurance company will vote your shares of the Funds that represent your contract value as you indicate or for approval of each matter for which there is no indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways: (i) by sending a written notice of revocation to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines Iowa 50392; (ii) by submitting another properly signed card at a later date to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines Iowa 50392; (iii) by submitting another proxy by telephone or via the Internet at a later date; or (iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
PVC has hired Broadridge Financial Solutions, Inc. ("Broadridge") to send proxy solicitations. The parties to the agreement are Broadridge and Principal Life Insurance Company, Inc. and its affiliates. The estimated cost of the solicitation for the Reorganization is $9,000. This cost will be paid by PGI.
Voting rights. Only shareholders of record at the close of business on October 5, 2022 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Acquired Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present in person or by proxy at the meeting of the Acquired Fund, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.
Quorum requirements. A quorum must be present at the Meeting for the transaction of business of the Acquired Fund. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for the Meeting of the Acquired Fund, and shares subject to proportional voting (as described below) are counted for purposes of determining a quorum. Abstentions and broker non-votes are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve the Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions and broker non-votes as if they were votes against the Proposal.
In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to an Acquired Fund will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Contract Owner Voting Instructions. Shares of PVC Funds are sold to separate accounts of insurance companies and are used to fund benefits under Contracts. Each Contract Owner has the right to instruct his or her insurance company how to vote the shares of the Acquired Fund that represent his or her contract value. You can do so by marking voting instructions on the voting instruction card(s) enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card(s) in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Your insurance company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Your insurance company will vote the shares for which it does not receive timely voting instructions from Contract Owners in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any broker non-votes. Because of the proportional voting described above, it is unlikely that quorum requirements for the Meeting will not be satisfied, and, as a result, a small number of Contract Owners can determine the outcome of the voting.
Solicitation Procedures. PVC intends to retain Broadridge to solicit proxies by mail. Officers or employees of Broadridge or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will be compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.
Expenses of mailing. The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, solicitation costs, and audit fees, will be paid for by PGI.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of October 5, 2022, the Record Date, the number of shares outstanding for Class 1 of the Acquired Fund and the Acquiring Fund:

Principal LifeTime 2010 Account		Principal LifeTime Strategic Income Account
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding

[To be filed by Amendment.]

As of the October 5, 2022 Record Date, the Directors and Officers of PFI together owned (to be filed by amendment) percent of the outstanding shares of Class 1 of the Acquired Fund or the Acquiring Fund.
As of the October 5, 2022 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:

Acquired Fund	Share Class	Name/Address of Shareholder	Percent of Ownership
PRINCIPAL LIFETIME 2010 ACCOUNT

[To be filed by Amendment.]

As of the October 5, 2022 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

Acquiring Fund	Share Class	Name/Address of Shareholder	Percent of Ownership
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT

[To be filed by Amendment.]

FINANCIAL STATEMENTS
The financial statements of the Acquired Fund and the Acquiring Fund included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2021, are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PVC's Semi‑Annual Report to Shareholders for the six-month period ended June 30, 2022, have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy D. Bolin, Esq., Assistant Tax Counsel to PVC, and for the Acquired Fund by Jared A. Yepsen, Esq., Assistant Tax Counsel to PVC.
OTHER INFORMATION
PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Account must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS

November __, 2022
Des Moines, Iowa

APPENDIX A
FORM OF
PLAN OF ACQUISITION
Principal LifeTime 2010 Account and Principal LifeTime Strategic Income Account
The Board of Directors (the “Board”) of Principal Variable Contracts Funds, Inc., a Maryland corporation (“PVC”), deems it advisable that the Principal LifeTime Strategic Income Account, a series of PVC (“LTSI”), acquire all of the assets of the Principal LifeTime 2010 Account, a series of PVC (“LT 2010”), in exchange for the assumption by LTSI of all of the liabilities of LT 2010 and for shares issued by LTSI, which are thereafter to be distributed by LT 2010 pro rata to its shareholders in complete liquidation and termination of LT 2010 and in exchange for all of LT 2010’s outstanding shares.
LT 2010 will transfer to LTSI, and LTSI will acquire from LT 2010, all of the assets of LT 2010 on the Closing Date, as defined below, and will assume from LT 2010 all of the liabilities of LT 2010 in exchange for the issuance of the number and class of shares of LTSI determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of LT 2010 of the corresponding class in complete liquidation and termination of LT 2010 and in exchange for all of LT 2010’s outstanding Class 1 shares. LT 2010 will not issue, sell, or transfer any of its shares after the Closing Date, and only redemption requests received by LT 2010 in proper form prior to the Closing Date shall be fulfilled by LT 2010. Redemption requests received by LT 2010 thereafter will be treated as requests for redemption of those shares of LTSI allocable to the shareholder in question.
LT 2010 will declare, and LTSI may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, LTSI will issue to LT 2010 a number of full and fractional Class 1 shares of LTSI, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of LT 2010. The aggregate value of the net assets of LT 2010 and LTSI shall be determined in accordance with the then-current Prospectus of PVC as of close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.
The closing of the transactions contemplated in this Plan of Acquisition (the “Plan”) shall be held at the offices of Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, Iowa 50392 on or about the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on May 1, 2023, or on such other date as PVC management may determine (the “Closing”). The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the NYSE is closed for other than customary weekend and holiday closings or (b) trading on the NYSE is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for LTSI or LT 2010 to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, LT 2010 shall (a) distribute on a pro rata basis to the Class 1 shareholders of record of LT 2010 at the close of business on the Closing Date the shares of LTSI of the corresponding class received by LT 2010 at the Closing in exchange for all of LT 2010’s outstanding shares, and (b) be liquidated in accordance with applicable law and PVC’s Articles of Incorporation.

For purposes of the distribution of shares of LTSI to shareholders of LT 2010, LTSI shall credit its books an appropriate number and class of its shares to the account of each shareholder of LT 2010. No certificates will be issued for shares of LTSI. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LT 2010, shall be deemed for all purposes of PVC’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of LTSI to be credited on the books of LTSI in respect of such shares of LT 2010 as provided above.
LT 2010 will, within a reasonable period of time before the Closing Date, furnish LTSI with a list of LT 2010’s portfolio securities and other investments. LTSI will, within a reasonable period of time before the Closing Date, identify the securities, if any, on LT 2010’s list referred to in the foregoing sentence that LTSI wishes to receive from LT 2010 and otherwise how LTSI wishes LT 2010’s portfolio to be repositioned prior to the Closing in accordance with LTSI’s investment objective, policies, and strategies. LT 2010, if requested by LTSI, will reposition its portfolio as directed by LTSI prior to the Closing. In addition, if it is determined that the portfolios of LT 2010 and LTSI, when aggregated, would contain investments exceeding certain percentage limitations applicable to LTSI with respect to such investments, LT 2010, if requested by LTSI, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require LT 2010 to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board or PGI, the investment advisor to LT 2010 and LTSI, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of LT 2010.
Prior to the Closing Date, LT 2010 shall deliver to LTSI a list setting forth the assets to be assigned, delivered, and transferred to LTSI, including the securities then owned by LT 2010 and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by LTSI pursuant to this Plan.
All of LT 2010’s portfolio securities shall be delivered by LT 2010’s custodian on the Closing Date to LTSI or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, as amended, transferred to an account in the name of LTSI or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from LT 2010’s account at its custodian to LTSI’s account at its custodian. If on the Closing Date LT 2010 is unable to make good delivery to LTSI’s custodian of any of LT 2010’s portfolio securities because such securities have not yet been delivered to LT 2010’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and LT 2010 shall deliver to LTSI’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to LTSI, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by LTSI.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of LT 2010 and notwithstanding favorable action by such shareholders, if the Board believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board at any time, except that after approval by the shareholders of LT 2010, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of LT 2010.

Except as expressly provided otherwise in this Plan, PGI will pay or cause to be paid all out-of-pocket fees and direct expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Plan are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.

Remainder of Page Intentionally Blank

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the ____ day of _____________, 202_.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquired Fund: Principal LifeTime 2010 Account

By:
Clint L. Woods
Vice President, Counsel, and Assistant Secretary

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquiring Fund: Principal LifeTime Strategic Income Account

By:
Adam U. Shaikh
Assistant Counsel and Assistant Secretary

PRINCIPAL GLOBAL INVESTORS, LLC
(solely in connection with the payment of expenses)

By:
Clint L. Woods
Vice President, Associate General Counsel,
and Assistant Secretary

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights table for the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of the Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended December 31, 2017 through December 31, 2021 has been derived from the financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2021. The unaudited financial statements of the Acquired Fund and the Acquiring Fund is included in PVC's Semi‑Annual Report to Shareholders for the six-month period ended June 30, 2022. Copies of these reports are available upon request as described above.
B-1

(unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss) (a) Net Realized and Unrealized Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Total Dividends and Distributions Net Asset Value, End of Period Class 1 shares 2022(c) $13.41 $0.09 ($1.85 ) ($1.76 ) $– $– $– $11.65 2021 13.59 0.38 0.43 0.81 (0.24) (0.75) (0.99) 13.41 2020 12.75 0.25 1.17 1.42 (0.33) (0.25) (0.58) 13.59 2019 12.18 0.32 1.37 1.69 (0.39) (0.73) (1.12) 12.75 2018 13.41 0.32 (0.80) (0.48) (0.41) (0.34) (0.75) 12.18 2017 12.48 0.34 1.07 1.41 (0.29) (0.19) (0.48) 13.41 B-2

Financial Highlights (Continued)
Principal Variable Contracts Funds, Inc.
(unaudited)

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Six months ended June 30, 2022.

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

B-3

Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate (13.12)%(d) $34,697 0.02%(e) 1.51%(e) 37.5%(e) 5.94 37,297 0.02 2.79 26.4 11.40 35,824 0.02 1.94 71.6 14.10 31,499 0.04 2.51 60.8 (3.87) 31,890 0.02 2.43 29.0 11.42 41,836 0.01 2.57 21.7 (a) Calculated based on average shares outstanding during the period. (b) (c) Six months ended June 30, 2022. (d) Total return amounts have not been annualized. (e) Computed on an annualized basis. B-3

(unaudited) Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted): Net Asset Value, Beginning of Period Net Investment Income (Loss) (a) Net Realized and Unrealized Investments Total From Investment Operations Dividends from Net Investment Income Distributions from Realized Total Dividends and Distributions Net Asset Value, End of Period Class 1 shares 2022(c) $12.62 $0.09 ($1.74 ) ($1.65 ) $– $– $– $10.97 2021 12.84 0.37 0.21 0.58 (0.25) (0.55) (0.80) 12.62 2020 11.92 0.25 0.96 1.21 (0.28) (0.01) (0.29) 12.84 2019 11.30 0.33 1.06 1.39 (0.29) (0.48) (0.77) 11.92 2018 12.11 0.31 (0.66) (0.35) (0.33) (0.13) (0.46) 11.30 2017 11.40 0.30 0.69 0.99 (0.28) – (0.28) 12.11 B-4

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Six months ended June 30, 2022.

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

B-5

Total Return(b) Net Assets, End of Period (in thousands) Ratio of Expenses to Average Net Assets Ratio of Net Investment Income to Average Net Assets Portfolio Turnover Rate (13.07)%(d) $25,563 0.02%(e) 1.50%(e) 42.7%(e) 4.53 30,129 0.02 2.85 35.6 10.30 31,025 0.03 2.07 68.6 12.46 26,279 0.06 2.79 69.0 (3.00) 20,664 0.03 2.61 31.2 8.76 24,630 0.02 2.56 20.0 (a) Calculated based on average shares outstanding during the period. (b) (c) Six months ended June 30, 2022. (d) Total return amounts have not been annualized. (e) Computed on an annualized basis. B-5

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 D91749-TBD ! ! ! For Against Abstain The Principal Variable Contracts Funds, Inc. Board of Directors recommends that shareholders of the Principal Lifetime 2010 Account vote FOR the proposal: 1. Approval of a Plan of Acquisition providing for the reorganization of the Principal LifeTime 2010 Account into the Principal LifeTime Strategic Income Account. THIS VOTING INSTRUCTION CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED VOTING INSTRUCTION IS RETURNED, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. Note: Please sign exactly as your name(s) appear(s) on the voting instruction card. If you are signing this voting instruction card for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above and enter your Control Number. 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

D91750-TBD Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 20, 2022: www.proxyvote.com VOTING INSTRUCTION CARD PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. PRINCIPAL LIFETIME 2010 ACCOUNT SPECIAL MEETING OF SHAREHOLDERS December 20, 2022 VOTING INSTRUCTION SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes it to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders to be held on December 20, 2022, and at any adjournments or postponements thereof, all shares of the Account attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL. If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Account actually received from contract holders in the separate account. PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY. PLEASE VOTE YOUR VOTING INSTRUCTION CARD TODAY

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 1. Approval of a Plan of Acquisition providing for the reorganization of the Principal LifeTime 2010 Account into the Principal LifeTime Strategic Income Account. D91729-TBD The Principal Variable Contracts Funds, Inc. Board of Directors recommends that shareholders of the Principal Lifetime 2010 Account vote FOR the proposal: ! ! ! For Against Abstain PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

D91730-TBD Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 20, 2022: www.proxyvote.com PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. PRINCIPAL LIFETIME 2010 ACCOUNT SPECIAL MEETING OF SHAREHOLDERS December 20, 2022 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund referenced above (the "Fund"), hereby appoints Laura B. Latham, Adam U. Shaikh, Beth C. Wilson, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund, to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on December 20, 2022 at 10:00 a.m., Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU EXECUTE AND RETURN THIS PROXY BUT NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

PART B
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
STATEMENT OF ADDITIONAL INFORMATION
Dated: November __, 2022

This Statement of Additional Information is available to the shareholders of the Principal LifeTime 2010 Account (the "Acquired Fund") in connection with the proposed reorganization of the Acquired Fund into the Principal LifeTime Strategic Income Account (the "Acquiring Fund") (the "Reorganization"). The Acquired and Acquiring Funds are each a separate series of Principal Variable Contracts Funds, Inc. ("PVC").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November __, 2022, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on December 20, 2022, at 10:00 a.m., Central Time. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Variable Contracts Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll-free at 1 (800) 222-5852.

TABLE OF CONTENTS

(1)The Statement of Additional Information dated May 1, 2022, as amended and restated on September 14, 2022, filed on September 14, 2022, and the supplement thereto, dated and filed on September 19, 2022.
(2)The financial statements of the Acquired and Acquiring Funds included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2021, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 25, 2022, and the unaudited financial statements of the Acquired and Acquiring Funds included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2022, as filed on Form N-CSRS on August 25, 2022.
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 002-35570; and 811-01944).
(1)The Statement of Additional Information dated May 1, 2022, as amended and restated on September 14, 2022, filed on September 14, 2022 (Accession No. 0001683863-22-005890), and the supplement thereto, dated and filed on September 19, 2022.
(2)The financial statements of the Acquired and Acquiring Funds included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2021, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 25, 2022, and the unaudited financial statements of the Acquired and Acquiring Funds included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2022, as filed on Form N-CSRS on August 25, 2022.
The Annual and Semi-Annual Reports to Shareholders of PVC are available upon request and without charge by calling toll-free at 1 (800) 222-5852 or online at www.principalfunds.com.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys’ fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:
(i)The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.Was committed in bad faith; or
2.Was the result of active and deliberate dishonesty; or
(ii)The corporate representative actually received an improper personal benefit in money, property, or services; or
(iii)In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant’s Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant’s Articles of Incorporation, Article 9 of Registrant’s Bylaws and Section 2-418 of the Maryland General Corporation Law.
The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant’s registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant’s registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant’s agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Each director has entered into an indemnification agreement with the Fund. In addition, the interested directors each have available indemnifications from Principal Financial Group, Inc., the parent company of his/her employer, the Fund’s sponsor.

Item 16.    Exhibits.
Unless otherwise noted, documents containing Accession Numbers below have previously been filed with the Securities and Exchange Commission and are incorporated herein by reference.
Unless otherwise stated, all filing references are to File Nos. 002-35570 and 811-01944.

(1)	(a)	(i)	Articles of Restatement dated 02/14/2019 - Filed as Ex-99(a) on 02/28/2019 (Accession No. 0000012601-19-000024)
(ii)	Articles of Amendment effective 05/01/2022 - Filed as Ex-99(a)(1)b on 09/14/2022 (Accession No. 0001683863-22-005890)
(b)	Articles Supplementary dated 03/21/2022 – Filed as Ex-99(a)(2) on 04/27/2022 (Accession No. 0001683863-22-003723)
(2)	Amended and Restated By-laws effective 06/09/2020 - Filed as Ex-99(b) on 09/25/2020 (Accession No. 0000012601-20-000205)
(3)	N/A
(4)	Form of Plan of Acquisition *
(5)	Included in Exhibits 1 and 2 hereto.
(6)	Amended and Restated Management Agreement dated 09/29/2022 *
(7)	Distribution Agreement dated 12/14/2009 – Filed as Ex-99(e)(3) on 03/02/2011 (Accession No. 0000898745-11-000061)
(8)	N/A
(9)	(a)	Custody Agreement between The Bank of New York Mellon and Principal Variable Contracts Funds, Inc. dated 11/11/2011 – Filed as Ex-99(g) on 02/14/2013 (Accession No. 0001144204-13-008876)
(b)
Amendment to Schedule II to the Custody Agreement between The Bank of New York Mellon and Principal Variable Contracts Funds, Inc. effective 11/11/2011 dated 10/26/2020 – Filed as Ex-99(g)(2) on 04/27/2022 (Accession No. 0001683863-22-003723)

(c)
Supplement to the Global Custody Agreement Hong Kong - China - Connect Service between The Bank of New York Mellon and Principal Variable Contracts Funds, Inc. dated 04/16/2018 - Filed as Ex-99(g)(3) on 02/28/2020 (Accession No. 0000012601-20-000026)

(10)	Rule 12b-1 Plan
(a)	Amended Distribution Plan and Agreement – Class 2 Shares dated 09/29/2022 *
(b)	Distribution Plan and Agreement – Class 3 Shares dated 12/09/2020 - Filed as Ex-99(m)(3) on 02/25/2021 (Accession No. 0000012601-21-000017)
(11)	Opinion and Consent of Counsel, regarding legality of issuance of shares and other matters *
(12)	Opinion and Consent of ______________________________ on tax matters **
(13)	N/A
(14)	Consent of Ernst & Young LLP, Independent Registered Public Accountants *
(15)	N/A
(16)	Powers of Attorney dated 09/13/2022 *
(17)	(a)
The Prospectus for Class 1, Class 2, and Class 3 Shares, dated May 1, 2022, included in Post-Effective Amendment No. 127 to the registration statement on Form N-1A (File No. 002-35570) filed on April 27, 2022 (Accession No. 0001683863-22-003723), and as supplemented thereto, dated and filed on June 17, 2022, July 5, 2022, July 29, 2022, and September 19, 2022.

(b)
Statement of Additional Information dated May 1, 2022 as amended and restated on September 14, 2022, included in Post-Effective Amendment No. 128 to the registration statement on Form N-1A (File No. 002-35570) filed on September 14, 2022 (Accession No. 0001683863-22-005890), and as supplemented thereto, dated and filed September 19, 2022.

(c)	(i)	Annual Report of Principal Variable Contracts Funds, Inc. for the fiscal year ended December 31, 2021, filed on Form N-CSR on February 25, 2022 (Accession No. 0000012601-22-000004)
(ii)	Semi-Annual Report of Principal Variable Contracts Funds, Inc. for the semi-annual period ended June 30, 2022, filed on Form N-CSRS on August 25, 2022 (Accession No. 0000012601-22-000040)
(18)	N/A
*    Filed herein.
**    To be filed by amendment.

Item 17.    Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 4th day of October, 2022.

Principal Variable Contracts Funds, Inc. (Registrant) /s/ K. Bhatia _____________________________________ K. Bhatia President and Chief Executive Officer

Attest: /s/ B. C. Wilson ______________________________________ B. C. Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ K. Bhatia __________________________ K. Bhatia	President and Chief Executive Officer (Principal Executive Officer)	October 4, 2022

/s/ M. Scholten __________________________ M. Scholten	Chief Financial Officer (Principal Financial Officer)	October 4, 2022

/s/ M. Hoffmann __________________________ M. Hoffmann	Vice President and Controller (Controller)	October 4, 2022

(L. T. Barnes)* __________________________ L. T. Barnes	Director	October 4, 2022

(C. Damos)* __________________________ C. Damos	Director	October 4, 2022

(T. M. Dunbar)* __________________________ T. M. Dunbar	Director	October 4, 2022

(P. G. Halter)* __________________________ P. G. Halter	Director	October 4, 2022

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	October 4, 2022

(V. Hymes)* __________________________ V. Hymes	Director	October 4, 2022

(P. L. Lattimer)* __________________________ P. L. Lattimer	Director	October 4, 2022

(K. McMillan)* __________________________ K. McMillan	Director	October 4, 2022

(E. A. Nickels)* __________________________ E. A. Nickels	Director	October 4, 2022

(M. M. VanDeWeghe)* __________________________ M. M. VanDeWeghe	Director	October 4, 2022

/s/ K. Bhatia
K. Bhatia
President and Chief Executive Officer
* Pursuant to Powers of Attorney filed herewith